UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 4, 2021, Centene Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mayflower Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Magellan Health, a Delaware corporation (“Magellan Health”). Among other things, the Merger Agreement provides, subject to the satisfaction or, where permissible, waiver of the conditions to closing set forth therein, for the merger of Merger Sub with and into Magellan Health (the “Merger”), with Magellan Health continuing as the surviving corporation of the Merger and a wholly owned subsidiary of the Company (the “Surviving Corporation”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Magellan Health (the “Magellan Health Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares of Magellan Health Common Stock owned by Magellan Health, any shares of Magellan Health Common Stock owned by the Company or Merger Sub, any shares of Magellan Health Common Stock as to which appraisal rights have been properly exercised, and shares of Magellan Health Common Stock underlying restricted stock awards of Magellan Health) will be automatically canceled and converted into the right to receive $95.00 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each outstanding Magellan Health restricted stock award held by a nonemployee Magellan director will be converted into the right to receive the Merger Consideration.  Each outstanding Magellan Health restricted stock award (other than those held by nonemployee directors), time-based restricted stock unit, performance-based restricted stock unit, stock option and phantom cash unit will be converted at such time into a corresponding Company award, in each case, that is governed by the same terms and conditions as were applicable to such Magellan Health equity award immediately prior to the Effective Time, with an equivalent fair market value determined in accordance with the terms of the Merger Agreement (with Magellan Health performance-based restricted stock units converting at the target level of performance into Company time-based restricted stock units).

As of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the directors of the Surviving Corporation.

The consummation of the Merger is subject to certain conditions, including (i) the adoption of the Merger Agreement by Magellan Health’s stockholders, (ii) the receipt of U.S. federal antitrust clearance and certain other specified required regulatory filings and approvals, (iii) the absence of any law or order prohibiting the consummation of the Merger, (iv) the absence of a material adverse effect on Magellan Health, (v) no remedies that would have a material adverse effect on Magellan Health, the Company or the combined company are conditions to or a part of the U.S. federal antitrust clearance and other specified required regulatory approvals, (vi) the representations and warranties of Magellan Health, the Company and Merger Sub being true and correct, subject to the materiality standards contained in the Merger Agreement and (vii) the Company, Merger Sub and Magellan Health having complied in all material respects with their respective obligations under the Merger Agreement.

The Company and Magellan Health each made customary representations, warranties and covenants in the Merger Agreement, including the obligation of Magellan Health to use reasonable best efforts to conduct its businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of the Company. The parties have generally agreed to use their respective reasonable best efforts to obtain the required regulatory approvals for the transaction, including covenants by the Company to agree to take any and all actions (including divestiture actions) necessary to obtain the required regulatory approvals other than (i) commencing or defending litigation (except certain administrative appeals) or (ii) any action that would reasonably be expected to have a material adverse effect on (x) the Company and its subsidiaries, taken as a whole, (y) Magellan Health and its subsidiaries, taken as a whole, or (z) the combined company, taken as a whole (with the Company and its subsidiaries, taken as a whole, and the combined company, taken as a whole, being deemed for these purposes to be of the size, scope and scale of Magellan Health and its subsidiaries, taken as whole).

The Merger Agreement also contains a covenant restricting Magellan Health’s ability to solicit competing acquisition proposals, subject to certain exceptions designed to allow the board of directors of Magellan Health to fulfill its fiduciary duties.

The Merger Agreement contains certain termination rights for both the Company and Magellan Health, including (i) if the Merger is not consummated on or before the “outside date” of October 4, 2021 (subject to extension to January 4, 2022 under certain circumstances), (ii) if the required approval of the Magellan Health stockholders is not obtained, (iii) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach or (iv) if any law or order prohibiting the Merger has become final and non-appealable.

The Merger Agreement may also be terminated (i) by the Company if the board of directors of Magellan Health changes its recommendation or if Magellan Health willfully breaches in any material respect its nonsolicitation obligations in the Merger Agreement which, cannot be cured prior to Magellan Health’s stockholder meeting or, if curable prior to Magellan Health’s stockholder meeting, is not cured within 10 business days after the Company delivers written notice thereof and (ii) by Magellan Health, subject to compliance with certain terms of the Merger Agreement, in order to enter into a definitive agreement with respect to a superior proposal.

Magellan Health will be required to pay the Company a termination fee of $76,530,000 in the following circumstances: (i) if Magellan Health terminates the Merger Agreement to accept a superior proposal; (ii) if the board of directors of Magellan Health changes its recommendation in connection with a superior proposal or an intervening event; (iii) if Magellan Health willfully breaches in any material respect its nonsolicitation obligations in the Merger Agreement which, cannot be cured prior to Magellan Health’s stockholder meeting or, if curable prior to Magellan Health’s stockholder meeting, is not cured within 10 business days after the Company delivers written notice thereof; or (iv) if the required vote of Magellan Health’s stockholders is not obtained when the Company would have otherwise been entitled to terminate the Merger Agreement as a result of the matters in the preceding clauses (ii) or (iii).

In addition, if an acquisition proposal is made for Magellan Health, the Merger Agreement is later terminated under certain circumstances and within twelve months after termination Magellan Health enters into an agreement to sell more than 50% of its capital stock or assets, Magellan Health will be required to pay the Company a fee of $76,530,000.

In connection with the entry into the Merger Agreement, the Company has entered into a bridge financing commitment, dated January 4, 2021, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan has committed to lend to the Company an amount up to $2,381,000,000 in the aggregate in the form of a senior unsecured bridge loan facility, subject to customary conditions as set forth therein.

The foregoing description of the Merger Agreement, the Merger and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Magellan Health. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by the Company and Magellan Health in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Magellan Health, their respective affiliates and their respective businesses that will be contained in, or incorporated by reference into, the proxy statement that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company or Magellan Health may file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 4, 2021, by and among Centene Corporation, Mayflower Merger Sub, Inc. and Magellan Health, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Cautionary Statement of Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene Corporation (the “Company”, “Centene,” “our”, or “we”) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition (the “Transaction”) of Magellan Health, Inc. (“Magellan Health”), our recently completed acquisition (the “WellCare Acquisition”) of WellCare Health Plans, Inc. (“WellCare”), other recent and future acquisitions, investments and the adequacy of our available cash resources.

These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this communication are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the risk that regulatory or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and our resources or otherwise have an adverse effect on the Company; the risk that Magellan Health’s stockholders do not adopt the merger agreement; the possibility that certain conditions to the consummation of the Transaction will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all;  the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, which is unknown, and the response by governments and other third parties; uncertainty as to the expected financial performance of the combined company following completion of the Transaction; uncertainty as to our expected financial performance during the period of integration of the WellCare Acquisition; the possibility that the expected synergies and value creation from the Transaction or the WellCare Acquisition will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Transaction; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or the integration of the WellCare Acquisition or that the integration of Magellan Health or WellCare will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; unexpected costs, charges or expenses resulting from the Transaction or the WellCare Acquisition; the possibility that competing offers will be made to acquire Magellan Health; the inability to retain key personnel; disruption from the announcement, pendency and/or completion of the Transaction or the integration of the WellCare Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (ACA) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products on the Health Insurance Marketplaces and other commercial and Medicare products; tax matters; disasters or major epidemics; the outcome of legal and regulatory proceedings; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses we may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; disruption caused by significant completed and pending acquisitions, including, among others, the WellCare Acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021	CENTENE CORPORATION

	By:	/s/ Jeffrey Schwaneke
		Name:	Jeffrey Schwaneke
		Title:	Chief Financial Officer